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                                                                    EXHIBIT 10.8



                                    GUARANTY

                            As of September 15, 1998


Brazos Automotive Properties, L.P. (the "LESSOR")
2911 Turtle Creek Blvd., Suite 1240
Dallas, Texas  75219
Attention:  Mr. Gregory C. Greene

         Re: Agreement for Ground Lease, Ground Lease Agreement ("GROUND LEASE"), Agreement for Facilities Lease and Facilities Lease Agreement ("FACILITIES LEASE") (collectively, the "LEASE DOCUMENTS") each between Brazos Automotive Properties, L.P., a Delaware corporation, and Monro Leasing, LLC, a Delaware limited liability company (the "LESSEE"), and each effective as of September 15, 1998 (the "CLOSING DATE")

Gentlemen:

         1. GUARANTY. For value received, and in consideration of your entering into the Lease Documents with the Lessee, MONRO MUFFLER BRAKE, INC., a New York corporation (the "GUARANTOR"), does hereby unconditionally, irrevocably, and absolutely guarantee (a) the full payment when due, whether at the stated due date, by acceleration or otherwise, of any and all rent, indebtedness and other amounts of every kind howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or owing to you by the Lessee pursuant to the Lease Documents and the Lessee Consent (as defined in the Lease Documents), and (b) the performance by the Lessee of its obligations under the (i) Lease Documents pursuant to the terms of the Lease Documents and (ii) the Lessee Consent pursuant to the Lessee Consent (all such obligations being hereinafter collectively called the "LIABILITIES"). The Guarantor hereby agrees that upon any default by the Lessee in the payment of any of the Liabilities when and as due or in the performance of its other obligations thereunder, it will, upon written demand by the Lessor, forthwith pay the same immediately or perform or cause Lessee to perform such obligations.

         2. GUARANTY CONTINUING, ABSOLUTE, UNLIMITED. This Guaranty is a continuing, irrevocable, absolute guaranty of performance and payment as a primary obligor and not as a surety. This Guaranty shall apply to all Liabilities. The Liabilities shall be conclusively presumed to have been created in reliance on this Guaranty. You shall not be required to proceed first against the Lessee or any other person, firm or corporation or against any property securing any of the Liabilities before resorting to the Guarantor for payment. To the extent permitted by applicable law, this Guaranty shall be construed as a guarantee of payment without regard to the enforceability of any of the Liabilities, the rejection of the Lease Documents in bankruptcy, or any limitation of claims against the Lessee, and notwithstanding any claim, defense (other than payment or performance by the Guarantor) or right of set-off which the Lessee or the Guarantor may have against you, including any such claim, defense or right of set-off based on any present or future law or order of any government (de jure or de facto), or of any agency thereof or court of law purporting to reduce, amend or otherwise affect any obligations of the Lessee, or any other obligor, or to vary any terms of payment, and without regard to any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment to you of the Liabilities or any part thereof is rescinded or must otherwise be returned by you to the Guarantor upon the insolvency, bankruptcy or reorganization of the Lessee, or otherwise, as though such payment to you had not been made. To the extent permitted by applicable law, the Guarantor's obligation to fully pay or perform the Liabilities and any remedy for the enforcement thereof shall not be impaired, modified, released, or limited in any way by any impairment, modification, release, or limitation of the liability of Lessee or its bankruptcy estate, resulting from the operation of any present or future provision of the Bankruptcy Code or any Debtor Relief Law or from the decision of any court interpreting the same.

         3. GUARANTY NOT AFFECTED BY CHANGE IN SECURITY OR OTHER ACTIONS. You may, from time to time, without the consent of or notice to the Guarantor, take any or all of the following actions without impairing or affecting



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(except insofar as the Liabilities are reduced or modified thereby) the
Guarantor's obligations under this Guaranty or releasing or exonerating the Guarantor from any of its Liabilities hereunder:

                  (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder;

                  (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the Guarantor, with respect to any of the Liabilities;

                  (c) extend the time or change the manner, place or terms of payment of, or renew or amend any note or other instrument evidencing the Liabilities or any part thereof, or amend in any manner any agreement relating thereto, in each case in accordance with the terms of each such agreement;

                  (d) release or compromise, in whole or in part, or accept full or partial payment for, any of the Liabilities hereby guaranteed, or any liability of any nature of any other party or parties with respect to the Liabilities or any security therefor;

                  (e) enforce your security interest, if any, in all or any properties securing any of the Liabilities or any obligations hereunder in order to obtain full or partial payment of the Liabilities then outstanding; or

                  (f) release or fail to perfect, protect, or enforce your security interest, if any, in all or any properties securing any of the Liabilities or any obligation hereunder, or permit any substitution or exchange for any such property.

         4. WAIVERS. The Guarantor hereby expressly waives to the extent permitted by law:

                  (a) notice of acceptance of this Guaranty;

                  (b) notice of the existence or incurrence of any or all of the Liabilities in accordance with the Lease Documents;

                  (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever (except the written demand referred to in SECTION 1 hereinabove);

                  (d) any requirement that proceedings first be instituted by you against the Lessee;

                  (e) all diligence in collection or protection of or realization upon the Liabilities or any part thereof, or any obligation hereunder, or any collateral for any of the foregoing;

                  (f) any rights or defenses based on the Lessor's election of remedies, including any defense to the Lessor's action to recover any deficiency after a non-judicial sale; and

                  (g) the occurrence of every other condition precedent to which the Guarantor might otherwise be entitled.

         5. DEFINITIONS. As used in this Guaranty, the following terms will have the following meanings, unless the context otherwise requires:

         ACCOUNTANTS mean Pricewaterhouse Coopers, LLP or other firm of independent public accountants of nationally recognized standing retained by Guarantor or any other firm acceptable to the Lessor.




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         ADJUSTED DEBT means Funded Debt, plus the product of eight (8) times
Rental Payments.

         AFFILIATE means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term "control" (including the terms "controlled by" or "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether as general partner, through ownership of a Control Percentage of such Person or the general partner of such Person, by contract or otherwise.

         AGENT means The Chase Manhattan Bank, a national banking association, and its successor or successors as administrative agent for Lenders under the Credit Agreement.

         BUSINESS DAY means for all purposes, any day other than Saturday, Sunday, and any other day that commercial banks are authorized by Law to be closed in New York, New York.

         CAPEX means, for any Four Quarter Period, capital expenditures for fixed or capital assets that are required to be capitalized on a balance sheet prepared in accordance with GAAP minus any net proceeds of allowable sale/leasebacks permitted by SECTION 8N.

         CAPITALIZED LEASE means any lease the obligation for Rental Payments with respect to which is required to be capitalized on a consolidated balance sheet of the lessee and its subsidiaries in accordance with GAAP.

         CASH EQUIVALENTS means (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government of any agency thereof, (b) certificates of deposit, time deposits, overnight bank deposits, bankers acceptances and repurchase agreements of any commercial bank which has capital and surplus in excess of $100,000,000 having maturities of one year or less from the date of acquisition,
(c) commercial paper of an issuer rated at least A-2 by Standard & Poor's Ratings Group or P-2 by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments, (d) money market accounts or funds with or issued by "Qualified Issuers", (e) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above, (f) demand deposit accounts maintained in the ordinary course of business with any bank, or with any bank that is not a bank, not in excess of $100,000 in the aggregate on deposit with any such bank, and (g) marketable securities of the same or similar type as owned by the Guarantor as of July 31, 1998, the aggregate actual purchase price of which shall not exceed $100,000 at any one time.

         CHANGE OF CONTROL shall mean the occurrence of one or more of the following: (a) until Guarantor hires a Chief Executive Officer, members of the Ownership Group ceasing to own in the aggregate, directly or indirectly, beneficially or of record, at least (i) sixty percent 60%of the Preferred Stock, issued and outstanding at any time or (ii) fifteen percent (15%) of the Common Stock, issued and outstanding at any time, or (b) the acquisition of ownership, directly or indirectly, beneficially or of record, by any person or group, other than the Ownership Group, of (i) shares representing more than 35% of the Common Stock, issued and outstanding at any time or (ii) more than sixty percent (60%) of the Preferred Stock, issued and outstanding at any time, or (c) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Guarantor or any Subsidiary of Guarantor by Persons who were neither (i) nominated by the board of directors of Guarantor nor (ii) appointed by directors so nominated. As used in this definition of "Change of Control," terms defined in the Securities Exchange Act of 1934 or the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof, shall have the respective meanings ascribed to them therein.

         CHASE means The Chase Manhattan Bank.

         CLOSING DATE has the meaning given to that term in the Credit
Agreement.

         CODE means the Internal Revenue Code of 1986, as amended from time to time, and related rules and regulations promulgated thereunder by the Internal Revenue Service.

         COMMON STOCK means the common stock of the Guarantor, $.01 par value per share.

         COMPANY OR COMPANIES means, at any time, Guarantor and each of its Subsidiaries.



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         COMPLIANCE CERTIFICATE means a certificate substantially in the form of the attached EXHIBIT A and signed by a Responsible Officer.

         CONTROL PERCENTAGE means, with respect to any Person (a) in the case of a corporation, the percentage of the outstanding capital stock of such Person having ordinary voting power which gives the direct or indirect holder of such stock the power to elect a majority of the Board of Directors of such Person and
(b) in the case of a limited partnership, the percentage of the outstanding limited partnership interests of such Person which gives the direct or indirect holder of such limited partnership interests the power to remove the general partner or partners of such Person or to take actions reserved for the limited partners under the applicable limited partnership act.

         CREDIT AGREEMENT means the Senior Secured Credit Agreement among the Guarantor, the Agent, the Syndication Agent named therein and the Lenders named therein, as amended, supplemented or restated from time to time.

         CURRENT FINANCIALS means, at any time, the consolidated Financial Statements of Guarantor and its Subsidiaries most recently delivered to Agent under SECTIONS 7A.(I) or 7A.(II), as the case may be.

         DEBT means (without duplication), for any Person, (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (c) obligations of such Person to pay the deferred purchase price of property or services; (d) obligations of such Person as lessee under Capitalized Leases required to be capitalized under GAAP; (e) reimbursement obligations in respect of bonds or letters of credit; (f) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) of such Person to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness of others of the kinds referred to in clauses (a) through (e) above; and (g) indebtedness of others of the kinds referred to in clauses (a) through (f) secured by any Lien on or in respect of any property of such Person whether or not assumed by such Person; provided, however, that all trade accounts payable and accrued expenses incurred in the ordinary course of business of such Person and not overdue shall be excluded from the foregoing.

         DEBTOR RELIEF LAWS means Title 11 of the United States Code and all other applicable state or federal liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments or similar Laws affecting creditors' Rights in effect from time to time.

         DEFAULT is defined in SECTION 10.

         DISTRIBUTION means, with respect to any shares of any capital stock or other equity securities or other interests issued by a Person, (a) the retirement, redemption, purchase or other acquisition for value of those securities by such Person, (b) the declaration or payment of any dividend on or with respect to those securities by such Person (except distributions in the form of such securities, (c) any loan or advance by that Person to, or other investment by that Person in, the holder of any of those securities, and (d) any other payment by that Person with respect to those securities.

         DOLLARS and $ means lawful money of the United States of America.

         EBITDAR means, as determined, on a rolling twelve month basis and in respect of any Person the sum of (i) the Net Income of such Person, plus (ii) the Interest Expense of such Person for such period as determined in accordance with GAAP and as such item is reported on such Person's financial statements,
(iii) the income tax expense of such Person for such period, (iv) the amount reported as the depreciation of the assets of such Person for such period, computed in accordance with GAAP, and as such item is used in the computation of such Person's Net Income for such period, (v) the amount reported as the amortization of intangibles for such Person for such period, computed in accordance with GAAP, and as such item is used in the computation of such Person's Net Income for such period, and (vi) Rental Payments.

         EMPLOYEE PLAN means an employee pension benefit plan covered by Title IV of ERISA and established or maintained by any Company.

         ENVIRONMENTAL LAW means any Law that relates to the pollution or protection of the environment or to Hazardous Substances.

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         ERISA means the Employee Retirement Income Security Act of 1974, as
amended from time to time, and related rules and regulations.

         FINANCIAL STATEMENTS of a Person means balance sheets, profit and loss statements, reconciliations of capital and surplus, and statements of cash flow prepared (a) according to GAAP, (b) in comparative form to prior year-end figures or corresponding periods of the preceding fiscal year, as applicable, and (c) on a consolidated basis if that Person had any consolidated Subsidiaries during the applicable period.

         FIXED COVERAGE RATIO means, as determined, on a rolling twelve month basis the ratio of (a) EBITDAR minus CAPEX for such period, to (b) (i) Rental Payments, plus (ii) Interest Expense due in respect of Debt for such period of Guarantor and its Subsidiaries on a consolidated basis determined in accordance with GAAP.

         FOUR QUARTER PERIOD means a period of four full consecutive fiscal quarter-annual periods, taken together as one accounting period; provided, however, for the (a) first fiscal quarter period following the Closing Date and ending on December 31, 1998, the income statement times four (4) annualized shall be utilized; (b) second fiscal quarter period following the Closing Date and ending March 31, 1999, the six (6) months income statement times two (2) annualized shall be utilized; and (c) third fiscal quarter period following the Closing Date and ending June 30, 1999, the nine (9) months income statement divided by three (3) then multiplied times four (4) annualized shall be utilized.

         FUNDED DEBT means, when determined, on a rolling twelve month basis, calculated using the month-end balance for each month on a consolidated basis for the Companies in accordance with GAAP: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, and (c) obligations of such Person as lessee under Capitalized Leases; excluding notes generated in the ordinary course of payable within one year not to exceed $1,000,000 and trade payables and accrued expenses; PROVIDED HOWEVER, the calculation for the period commencing with the Closing Date and ending twelve months thereafter, shall be based on the average of the month-end balance for the months elapsed since the Closing Date.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board that are applicable from time to time, applied on a basis consistent with those used in preparation of the audited consolidated financial statements referred to in SECTION 7A.(I) (except for changes concurred in by Guarantor's Accountants).

         HAZARDOUS SUBSTANCE means any substance (a) the presence of which requires removal, remediation, or investigation under any Environmental Law, or
(b) that is defined or classified as a hazardous waste, hazardous material, pollutant, contaminant or toxic or hazardous substance under any Environmental Law.

         INTEREST EXPENSE means, in respect of a Person, for any Four Quarter Period, all interest paid or accrued and amortization of debt discount with respect to all Funded Debt of such Person for such period (after giving effect to the net cost associated with all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, or other financial arrangements designed to protect such Person against fluctuations in interest rates) and after giving credit for interest income and construction period interest income.

         LAWS means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions and interpretations of any Tribunal, as in effect from time to time.

         LENDER LIENS means Liens in favor of Lenders, or Agent on behalf of Lenders, securing any of the Obligations (as that term is defined in the Credit Agreement).

         LENDERS means the financial institutions named in the Credit Agreement, and their respective successors and assigns (but not any Participant who is not otherwise a party to the Credit Agreement).

         LIEN means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or the owners.

         LITIGATION means any action by or before any Tribunal.



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         MATERIAL ADVERSE EVENT means any circumstance or event that, individually or collectively with other circumstances or events, reasonably is expected to result in any (a) impairment of the ability of Lessee to perform any of its payment or other material obligations under any Lease Document or of the Guarantor to perform any of its payment or other material obligations under this Guaranty, (b) impairment of the ability of Lessor to enforce (i) any of the material obligations of the Guarantor under this Guaranty or (ii) any of their respective Rights under the Lease Documents, or (c) material and adverse effect on the business, assets, property or condition (financial or otherwise) of the Companies as a whole as represented to Lessor in the Current Financials.

         MATERIAL AGREEMENT means, for any Person, any agreement (excluding purchase orders for material or inventory in the ordinary course of business) to which that Person is a party, by which that Person is bound, or to which any assets of that Person may be subject, and that is not cancelable by that Person upon thirty (30) or fewer days' notice without liability for further payment other than nominal penalty, and that requires that Person to pay more than $1,000,000 during any 12-month period.

         MINORITY INTERESTS means any shares of stock of any class of a Subsidiary (other than directors' qualifying shares as required by law) that are not owned by the Guarantor and/or one or more of its Wholly-Owned Subsidiaries. Minority Interests shall be valued by valuing Minority Interests constituting preferred stock at the voluntary or involuntary liquidating value of such preferred stock, whichever is greater, and by valuing Minority Interests constituting common stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing Minority Interests in Preferred Stock.

         MULTIEMPLOYER PLAN means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Company (or any Person that, for purposes of Title IV of ERISA, is a member of Guarantor's controlled group or is under common control with Guarantor within the meaning of Section 414 of the Code) is making, or has made, or is accruing, or has accrued, an obligation to make contributions.

         NET INCOME means, in respect of a Person, the net income of such Person computed in accordance with GAAP and as such item is reported from time to time on such Person's statement of income and retained earnings (or similar statement) (after deduction for payment of all taxes).

         OWNERSHIP GROUP means Peter J. Solomon, Donald Glickman, Richard Solomon and their spouses or lineal descendants, or any estate of such parties or any trust of which any of the foregoing are the exclusive beneficiaries.

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established under ERISA.

         PERMITTED DEBT means Debt described on the attached SCHEDULE 6N.

         PERMITTED LIENS means Liens described on the attached SCHEDULE 6J.

         PERSON means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof, or any trustee, receiver, custodian or similar official.

         POTENTIAL DEFAULT means the occurrence of any event or the existence of any circumstance that would, upon notice or lapse of time or both, become a Default.

         PREFERRED STOCK means the Guarantor's Class C Convertible Preferred Stock, $1.50 par value per share.

         QUALIFIED ISSUER means any commercial bank (a) which has capital and surplus in excess of $100,000,000 and (b) the outstanding long term debt securities of which are rated at least A-2 by Standard & Poors Ratings Group or at least P-2 by Moody's Investors Service, Inc., or carry an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of investments.

         RENTAL PAYMENTS means, as determined, on a rolling twelve month basis ending on the last day of the accounting period covered by the consolidated financial statements of Guarantor and its Subsidiaries, and delivered pursuant to this Guaranty, the dollar amount of the fixed payments which Guarantor or its Subsidiaries are required to make by the terms


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of any lease to its landlords during such period; (a) excluding, however (i)
rentals under Capitalized Leases, (ii) maintenance, repairs, taxes and other similar changes included in such payments, and (iii) amounts constituting step rent in accordance with GAAP and (b) less (x) rental income and (y) amortization of deferred gains on sale-leasebacks; PROVIDED, HOWEVER, the calculation for the period commencing with the Closing Date and ending twelve months thereafter, shall be based on (1) the Four Quarter Period for all lease or ground lease payments which Guarantor or its Subsidiaries are required to make to Brazos Automotive Properties, L.P., as lessor under an operating lease with Monro Leasing, LLC, and (2) the average of all lease or ground lease payments which Guarantor or its Subsidiaries are required to make in connection with properties acquired under the APA.

         REPORTABLE EVENT means an event described in Section 4043 of ERISA excluding any such event for which the notice requirement is waived under applicable regulations of the PBGC.

         REPRESENTATIVES means representatives, officers, directors, employees, attorneys and agents.

         RESPONSIBLE OFFICER means the chairman, president, senior vice-president, executive vice-president, chief executive officer or chief financial officer of Guarantor.

         RIGHTS means rights, remedies, powers, privileges and benefits.

         SOLVENT means, as to a Person, that (a) the aggregate fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its Debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

         SUBSIDIARY of any Person means any entity of which at least 50% (in number of votes) of the stock (or equivalent interests) is owned of record or beneficially, directly or indirectly, by that Person.

         TANGIBLE ASSETS of any Person means, as of the date of any determination thereof, the total amount of all assets of such Person (less depreciation, depletion and other properly deductible valuation reserves) after deducting the following: good will, patents, trade names, trade marks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, deferred assets (other than prepaid insurance and deferred taxes), any write up in the book value of any asset resulting from a revaluation thereof subsequent to December 31, 1998, and such other assets as are properly classified as "intangible assets" in accordance with GAAP.

         TANGIBLE NET WORTH means as of the date of any determination thereof, the sum of the capital stock of all classes, paid-in-capital and surplus accounts (net of treasury shares) plus (or minus in the case of a deficit) the retained earnings of the Guarantor and its Subsidiaries determined on a consolidated basis in accordance with GAAP, after elimination of Minority Interests, less all assets which are not Tangible Assets.

         TAXES means, for any Person, taxes, assessments or other governmental charges or levies imposed upon it, its income, or any of its properties, franchises or assets.

         TRIBUNAL means any (a) local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel having binding authority with respect to any party to be bound thereby pursuant to a written agreement entered into by such party, or (c) central bank.

         UCP means the Uniform Customs and Practices for Documentary Credit (1993 version), International Chamber of Commerce Publication No. 500 (as amended or modified from time to time).

         WHOLLY-OWNED SUBSIDIARY means a Subsidiary owned 100% by Guarantor.

         6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lessor as follows:

         a. CORPORATE EXISTENCE, GOOD STANDING, AUTHORITY AND COMPLIANCE. Each of the Guarantor and the Lessee is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated or organized as identified on the attached SCHEDULE 6a. or on the most recently amended SCHEDULE 6a. Except where failure is not a Material Adverse Event, each of the Guarantor and the Lessee (a) is duly qualified to transact business and


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is in good standing as a foreign corporation or other entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing (those jurisdictions being identified on the attached SCHEDULE 6a. or on the most recently amended SCHEDULE 6a., (b) possesses all requisite authority, permits and power to conduct its business as is now being, or is contemplated by this Guaranty to be, conducted, and (c) is in compliance with all applicable Laws, except in each case where the failure to so qualify, to possess such authority, permits or power or to comply with such Law would not cause a Material Adverse Event.

         b. SUBSIDIARIES. As of the date of this Guaranty, Guarantor has no Subsidiaries except as disclosed on the attached SCHEDULE 6b. or on the most recently amended SCHEDULE 6b. reflecting changes to the schedule as a result of transactions permitted by this Guaranty. All of the outstanding shares of capital stock (or similar voting interests) of those Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and are owned of record and beneficially as set forth thereon, free and clear of any Liens, restrictions, claims or Rights of another Person, other than Permitted Liens, and are not subject to any warrant, option or other acquisition Right of any Person or subject to any transfer restriction except for restrictions imposed by securities Laws and general corporate Laws.

         c. AUTHORIZATION AND CONTRAVENTION. The execution and delivery by the Guarantor of this Guaranty and by the Lessee of each Lease Document or related document to which it is a party and the performance by it of its obligations thereunder (a) are within its corporate or limited liability company power, as the case may be, (b) have been duly authorized by all necessary corporate or limited liability company action, as the case may be, (c) require no action by or filing with any Tribunal (other than any action or filing that has been taken or made on or before the date of this Guaranty or which would not cause a Material Adverse Event), (d) do not violate any provision of its charter or bylaws, (e) do not violate any provision of Law or order of any Tribunal applicable to it, other than violations that individually or collectively are not a Material Adverse Event, (f) do not violate any Material Agreements to which it is a party, other than a violation which would not cause a Material Adverse Event, (g) do not result in the creation or imposition of any Lien (other than the Lender Liens) on any asset of the Lessee or the Guarantor, (h) are in furtherance of the corporate purposes of the Guarantor and (i) do not require the consent or approval of the shareholders of the Guarantor.

         d. BINDING EFFECT. Upon execution and delivery by all parties thereto, each Lease Document will constitute a legal and binding obligation of the Lessee, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

         e. FINANCIAL STATEMENTS; FISCAL YEAR. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Companies as of, and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end adjustments). All material liabilities of the Companies as of the date or dates of the Current Financials are reflected therein or in the notes thereto. Except for transactions directly related to, or specifically contemplated by, the Lease Documents or disclosed to Lessor, no subsequent material adverse changes have occurred in the consolidated financial condition of the Companies from that shown in the Current Financials, nor has any Company incurred any subsequent material liability.

         f. LITIGATION. Except as disclosed on the attached SCHEDULE 6f. or the most recently amended SCHEDULE 6f., neither the Lessee nor the Guarantor is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to the Lessee or the Guarantor or, if so adversely determined, is a Material Adverse Event. Except as permitted under SECTION 10D., no outstanding and unpaid judgments against either the Lessee or the Guarantor exist.

         g. TAXES. All Tax returns of each of the Lessee and the Guarantor required to be filed have been filed (or extensions have been granted) before delinquency, except for returns for which the failure to file is not a Material Adverse Event, and all Taxes imposed upon each of the Lessee and the Guarantor that are due and payable have been paid before delinquency, other than Taxes for which the criteria for Permitted Liens have been satisfied or for which nonpayment is not a Material Adverse Event.

         h. ENVIRONMENTAL MATTERS. Except as disclosed on SCHEDULE 6h. or on the most recently amended SCHEDULE 6h., (a) no Company knows of any environmental condition or circumstance materially adversely affecting any Company's properties taken as a whole or operations, (b) no Company has received any report of any Company's material violation of any Environmental Law, (c) no Company knows that any Company is under any obligation to remedy any material violation of any Environmental Law, or (d) no facility of any Company is used for, or to the knowledge of any Company has been used for, storage, treatment or disposal of any Hazardous Substance, excluding the storage of Hazardous Substances in amounts commonly and lawfully used in automotive repair shops which have been handled in compliance with applicable Environmental Law. Except as disclosed in SCHEDULE 6h., each Company has taken prudent steps to determine that its properties and operations do not violate any Environmental Law, other than violations that are not, individually or in the aggregate, a Material Adverse Event, except where such condition, circumstance, violation or non-compliance would not reasonably be expected to have a monetary impact or cost to the Guarantor equal to or in excess of five percent (5%) of the Guarantor's pre-tax income during the preceding Four Quarter Period, such amount not to exceed $1,000,000.

         i. EMPLOYEE PLANS. Except where occurrence or existence is not a Material Adverse Event, (a) no Employee Plan has incurred an "accumulated funding deficiency" (as defined in section 302 of ERISA or section 412 of the Code), (b) no Company has incurred liability under ERISA to the PBGC in connection with any Employee Plan (other than required insurance premiums, all of which have been paid), (c) no Company has withdrawn in whole or in part from participation in a Multiemployer Plan, (d) no Company has engaged in any "prohibited transaction" (as defined in section 406 of ERISA or section 4975 of the Code), and (e) no Reportable Event has occurred, excluding events for which the notice requirement is waived under applicable PBGC regulations.

         j. PROPERTIES; LIENS. Each of the Guarantor and the Lessee has good and marketable title to all its property reflected on the Current Financials (except for property that is obsolete or that has been disposed in the ordinary course of business or, after the date of this Guaranty, as otherwise permitted by
SECTION 8H. or SECTION 8I.). Except for Permitted Liens, no Lien exists on any property of the Guarantor or the Lessee, and the execution, delivery, performance or observance of the Lease Documents will not require or result in the creation of any Lien (other than Lender Liens) on the Guarantor's or the Lessee's property.

         k. GOVERNMENT REGULATIONS. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         l. TRANSACTIONS WITH AFFILIATES. Except as disclosed on the attached
SCHEDULE 6L. other than the most recently amended SCHEDULE 6l. (if the disclosures are approved by the Lessor), neither the Guarantor nor the Lessee is a party to a material transaction with any of its Affiliates (excluding other Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate. For purposes of this SECTION 6l., a transaction is "material" if it requires either the Guarantor or the Lessee to pay more than $1,000,000 during the term of the governing agreement.

         m. DEBT. Neither the Guarantor nor the Lessee is an obligor on any Funded Debt, other than Permitted Debt.

         n. MATERIAL AGREEMENTS. No default or potential default exists on the part of either the Guarantor or the Lessee under any Material Agreement that is a Material Adverse Event.

         o. INSURANCE. Each of the Guarantor and the Lessee maintains with financially sound, responsible, and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses.

         p. LABOR MATTERS. No actual or threatened strikes, labor disputes, slow downs, walkouts, or other concerted interruptions of operations by the employees of the Guarantor or the Lessee that are a Material Adverse Event exist. Hours worked by and payment made to employees of the Guarantor and the Lessee have not been in violation of the Fair Labor Standards Act or any other applicable Law dealing with labor matters, other than any violations, individually or collectively, that are not a Material Adverse Event. All payments due from the Guarantor and the Lessee for employee health and welfare insurance have been paid or accrued as a liability on its books, other than any nonpayments that are not, individually or collectively, a Material Adverse Event.

         q. SOLVENCY. As of the date of this Guaranty, the Lessee and the Guarantor are, and after giving effect to this Guaranty the Guarantor will be, Solvent.

         r. TRADE NAMES. Neither the Guarantor nor the Lessee has used or transacted business under any other corporate or trade name in the five-year period preceding the date of this Guaranty, except as disclosed on the attached
SCHEDULE 6R..

         s. INTELLECTUAL PROPERTY. Each of the Guarantor and the Lessee owns or has the right to use all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names necessary to continue to conduct its businesses as presently conducted by it and proposed to be conducted by it immediately after the date of this Guaranty. Each of the Guarantor and the Lessee is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, other than any infringements or claims that, if successfully asserted against or determined adversely to either the Guarantor or the Lessee, would not, individually or collectively, constitute a Material Adverse Event. To the knowledge of the Guarantor, no infringement or claim of infringement by others of any material license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property of either the Guarantor or the Lessee exists.

         t. FULL DISCLOSURE. All information previously furnished, furnished on the date of this Guaranty, and furnished in the future, by the Guarantor or the Lessee to Lessor in connection with the Lease Documents (a) was, is, and will be, true and accurate in all material respects or based on reasonable estimates on the date the information is stated or certified, and (b) did not, does not, and will not, fail to state any fact the omission of which would otherwise make any such information materially misleading.

         u. YEAR 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the Guarantor's and its Subsidiaries' computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which Guarantor's or its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by October 1, 1999; provided, however, that Guarantor shall provide to Lessor and Agent a status report on the efforts of Guarantor and its Subsidiaries to complete the foregoing programming by July 1, 1999. The cost to the Guarantor and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Guarantor and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Event.

         7. AFFIRMATIVE COVENANTS. So long as any Lease Document is in force and effect, Guarantor covenants and agrees as follows:

         a. ITEMS TO BE FURNISHED. Guarantor shall cause the following to be furnished to Lessor:

                  i. Promptly after preparation, and no later than one hundred
(100) days after the last day of each fiscal year of Guarantor, Financial Statements showing the consolidated financial condition and results of operations of the Companies as of, and for the year ended on, that last day, accompanied by:

                           (i) the unqualified opinion of Guarantor's
         Accountants, based on an audit using generally accepted auditing standards, that the Financial Statements were prepared in accordance with GAAP and present fairly, in all material respects, the consolidated financial condition and results of operations of the Companies,

                           (ii) a certificate from the accounting firm to Lessor indicating that during its audit it obtained no knowledge of any Default or Potential Default or, if it obtained knowledge, the nature and period of existence thereof, and

                           (iii) a Compliance Certificate with respect to the Financial Statements.

                  ii. Promptly after preparation, and no later than fifty (50) days after the last day of the first three fiscal quarters of Guarantor, Financial Statements showing the consolidated financial condition and results of operations of the Companies for the fiscal quarter and for the period from the beginning of the current fiscal year to the last day of the fiscal quarter, subject to ordinary year-end adjustments, accompanied by a Compliance Certificate with respect to the Financial Statements.

                  iii. Within thirty (30) days after the end of each fiscal year of Guarantor (commencing with the fiscal year ending March 31, 1999, in the case of financial projections, and commencing with the fiscal year ending March 31, 1999, in the case of financial budgets), financial projections for the succeeding three (3) fiscal years and the financial budget for the next succeeding fiscal year, accompanied by a certificate executed by a Responsible Officer certifying that the projections and budget were prepared by Guarantor based on assumptions that, in light of the historical performance of the Companies and their prospects for the future, are reasonable as of the date prepared.

                  iv. Promptly after receipt, a copy of each interim or special audit report and management letter issued by Guarantor's Accountants with respect to any Company or its financial records.

                  v. Notice, promptly after Guarantor knows or has reason to know, of (i) the existence and status of any Litigation that, if determined adversely to any Company, would be a Material Adverse Event, (ii) any change in any material fact or circumstance represented or warranted by the Guarantor or the Lessee in any Lease Document, (iii) the receipt by any Company of notice of any violation or alleged violation of ERISA or any Environmental Law (which individually or collectively with other violations or allegations could constitute a Material Adverse Event), or (iv) a Default or Potential Default, specifying the nature thereof and what action the Companies have taken, are taking, or propose to take.

                  vi. Promptly after filing, copies of all material reports or filings filed by or on behalf of the Guarantor or the Lessee with any Tribunal.

                  vii. Promptly upon reasonable request by Lessor information (not otherwise required to be furnished under the Lease Documents) respecting the business affairs, assets and liabilities of the Guarantor or the Lessee and opinions, projections, certifications and documents in addition to those mentioned in this Guaranty.

         b BOOKS AND RECORDS. Guarantor will, and will cause the Lessee to maintain books, records and accounts necessary to prepare financial statements in accordance with GAAP.

         c INSPECTIONS. Upon reasonable request and reasonable prior notice, Guarantor will, and will cause Lessee to, allow Lessor (or its Representatives) to inspect any of its properties, to review reports, files and other records and to make and take away copies, to conduct tests or investigations, and to discuss any of its affairs, conditions and finances with its other creditors, directors, officers, employees or representatives from time to time, during reasonable business hours.

         d TAXES. Guarantor will, and will cause Lessee to, promptly pay when due any and all Taxes, other than Taxes which are being contested in good faith by lawful proceedings diligently conducted, against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien have been and continue to be stayed.

         e PAYMENT OF OBLIGATIONS. Guarantor will, and will cause Lessee to, promptly pay (or renew and extend) all of its material obligations as they become due (unless the obligations are being contested in good faith by appropriate proceedings).

         f EXPENSES. Guarantor shall promptly pay, or shall cause Lessee to, within five (5) days following the receipt of an invoice therefor setting forth the amount thereof (a) all costs, fees and expenses paid or incurred by Lessor (or any limited partner of Lessor) in connection with the arrangement, syndication and negotiation of the Facilities and the negotiation, preparation, delivery and execution of (i) the Lease Documents and (ii) any related amendment, waiver or consent (including in each case, without limitation, the reasonable fees and expenses of Lessor's counsel but excluding, in the case of amendments, waivers, and consents described in clause (ii) costs and expenses of a limited partner of Lessor unless such amendments, waivers and consents are requested by Guarantor or Lessee) and (b) all costs, fees and expenses of Lessor (or any limited partner of Lessor, if a default has occurred and is continuing) incurred by Lessor in connection with the enforcement of the obligations of the Lessee arising under the Lease Documents or of the Guarantor arising hereunder or the exercise of any Rights arising under this Guaranty or the Lease Documents (including, but not limited to, reasonable attorneys' fees, expenses and costs paid or incurred in connection with any workout or restructure and any action taken in connection with any Debtor Relief Laws), all of which shall be a part of the Liabilities and shall bear interest, if not paid upon demand, at the Default Rate (as defined in the Credit Agreement) until repaid.

         g MAINTENANCE OF EXISTENCE, ASSETS, AND BUSINESS. Except as otherwise permitted by SECTION 8I., Guarantor will, and will cause Lessee to, (a) maintain its corporate or limited liability company existence, as the case may be, and good standing in its state of organization and its authority to transact business in all other states where failure to maintain its authority to transact business is a Material Adverse Event; (b) maintain all licenses, permits and franchises necessary for its business where failure to do so is a Material Adverse Event; (c) keep all of its assets that are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs and replacements.

         h INSURANCE. Guarantor will, and will cause Lessee to, maintain with financially sound, responsible and reputable insurance companies or associations (or, as to workers' compensation or similar insurance, with an insurance fund or by self-insurance authorized by the jurisdictions in which it operates) insurance concerning its properties and businesses against casualties and contingencies and of types and in amounts (and with co-insurance and deductibles) as is customary in the case of similar businesses similarly situated, which insurance may provide for reasonable deductibility from coverage thereof, Guarantor shall, and shall cause Lessee to, deliver to Lessor certificates of insurance for each policy of insurance and evidence of payment of all premiums which certificates of insurance shall name Agent as an additional insured, secured party, mortgagee and loss payee and which provide Agent with at least thirty (30) days notice of cancellation or reduction in coverage. If any insurance policy covered by an insurance certificate previously delivered to Lessor is altered or canceled, then Guarantor shall cause to be promptly delivered to Lessor a replacement certificate (in form and substance satisfactory to Lessor).

         i PRESERVATION AND PROTECTION OF RIGHTS. Guarantor will, and will cause Lessee to, perform the acts and duly authorize, execute, acknowledge, deliver, file and record any additional writings as Lessor may reasonably deem necessary or appropriate to protect the Rights of Lessor under this Guaranty or any Lease Document.

         j ENVIRONMENTAL LAWS. Guarantor will, and will cause Lessee to, (a) conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law, except where failure to comply or take action would not have a monetary impact or cost to the Guarantor equal to or in excess of five percent (5%) of the Guarantor's pre-tax income during the preceding Four Quarter Period, or would otherwise be a Material Adverse Event, such amount in no event to exceed $1,000,000, and (b) establish and maintain a management system designed to ensure compliance with applicable Environmental Laws and minimize financial and other risks to Guarantor and Lessee arising under applicable Environmental Laws or as the result of environmentally related injuries to Persons or property. Guarantor shall deliver reasonable evidence of compliance with the foregoing covenant to Lessor within thirty (30) days after any request from Lessor.

         k INDEMNIFICATION. GUARANTOR WILL INDEMNIFY, PROTECT AND HOLD LESSOR AND ITS PARTNERS AND THEIR RESPECTIVE PARENTS, SUBSIDIARIES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (INCLUDING ALL OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS)(COLLECTIVELY, THE "INDEMNIFIED PARTIES") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS AND PROCEEDINGS AND ALL COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL ATTORNEYS' FEES AND LEGAL EXPENSES WHETHER OR NOT SUIT IS BROUGHT) AND DISBURSEMENTS OF ANY KIND OR NATURE (THE "INDEMNIFIED LIABILITIES") THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (A) THE DIRECT OR INDIRECT RESULT OF THE VIOLATION BY ANY COMPANY OF ANY ENVIRONMENTAL LAW, (B) ANY COMPANY'S GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE IN CONNECTION WITH ITS PROPERTIES OF A HAZARDOUS SUBSTANCE (INCLUDING, WITHOUT LIMITATION, (I) ALL DAMAGES OF ANY USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL OR PRESENCE, OR (II) THE COSTS OF ANY ENVIRONMENTAL INVESTIGATION, MONITORING, REPAIR, CLEANUP OR DETOXIFICATION AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL OR OTHER PLANS), OR (C) THE LEASE DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN. HOWEVER, ALTHOUGH EACH INDEMNIFIED PARTY HAS THE RIGHT TO BE INDEMNIFIED UNDER THE LEASE DOCUMENTS FOR ITS OWN ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY HAS THE RIGHT TO BE INDEMNIFIED UNDER THE LEASE DOCUMENTS FOR ITS OWN FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION SET FORTH IN THIS PARAGRAPH SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE LIABILITIES AND TERMINATION OF THIS GUARANTY. GUARANTOR'S INDEMNITY OBLIGATION SHALL BE JOINT AND SEVERAL WITH ANY SIMILAR SUCH INDEMNITY PROVIDED BY ANY AFFILIATE OF GUARANTOR TO LESSOR.

         l FURTHER ASSURANCES. The Guarantor shall, and shall cause each Guarantor to, do such further things and execute such additional documents (including, without limitation, the perfection of security interest, in after-acquired property) as are reasonably requested by Lessor.

         m. CHANGE OF CONTROL. Guarantor shall promptly, but in any event within five (5) Business Days, give written notice to Lessor and Agent upon obtaining knowledge of the occurrence of a Change of Control.

         8 NEGATIVE COVENANTS. So long as any Lease Document is in force and effect, Guarantor covenants and agrees as follows:

         a EMPLOYEE PLANS. Except where a Material Adverse Event would not result, Guarantor may not and may not permit any Company to permit any of the events or circumstances described in SECTION 6i. to exist or occur.

         b DEBT AND DEBT INSTRUMENTS. Guarantor may not and may not permit Lessee to create, incur or suffer to exist any Funded Debt, other than Permitted Debt.

         c LIENS. Guarantor may not and may not permit Lessee to (a) create, incur or suffer or permit to be created or incurred or to exist any Lien upon any of its assets other than Permitted Liens or (b) enter into or permit to exist any arrangement or agreement that directly or indirectly prohibits Guarantor or Lessee from creating or incurring any Lien on any of its assets, other than the Lease Documents and leases that place a Lien prohibition on only the leased property.

         d TRANSACTIONS WITH AFFILIATES. Except as disclosed on the attached
SCHEDULE 6l., or on the most recently amended SCHEDULE 6l., (if the disclosures are approved by Lessor), Guarantor may not and may not permit Lessee to enter into any material transaction with any of its Affiliates (excluding other Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than it could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate. For purposes of this SECTION 8d., a transaction is "material" if it requires Guarantor or Lessee to pay more than $1,000,000 during the term of the agreement governing such transaction.

         e COMPLIANCE WITH LAWS AND DOCUMENTS. Guarantor may not and may not permit Lessee to (a) violate the provisions of any Laws applicable to it or of any Material Agreement to which it is a party if that violation alone, or when aggregated with all other violations, would be a Material Adverse Event, (b) violate the provisions of its charter or bylaws, or (c) repeal, replace or amend any provision of its charter or bylaws if that action would be a Material Adverse Event.

         f LOANS, ADVANCES AND INVESTMENTS. Except for investments permitted by
SECTION 8g. or SECTION 8i., Guarantor may not and may not permit Lessee to make any loan, advance, extension of credit or capital contribution to, make any investment in, or purchase or commit to purchase any stock or other securities or evidences of Debt of, or interests in, any other Person; provided, however, that Guarantor or Lessee may make an advance to, investment in or purchase from another Person if (1) (a) such action results in the acquisition of such Person by Guarantor, (b) such action results in the Guarantor's direct or indirect ownership of new stores, (c) the Person being acquired is in a line of business which is substantially the same as or complimentary to the Guarantor's principal line of business, and (d) immediately after giving effect to such acquisition, the Guarantor shall be in compliance with all covenants under ARTICLE 9 and shall not be in Default or Potential Default under this Guaranty; provided, further, that if any acquisition is in excess of an aggregate cost to the Guarantor of more than $5,000,000, the Guarantor shall provide to the Lessor evidence of compliance with all covenants in this Guaranty prior to the consummation of such acquisition, or (2) such action is for investments in Cash Equivalents.

         g DIVIDENDS AND DISTRIBUTIONS. Guarantor may not and may not permit Lessee to declare, make or pay any Distribution other than Distributions declared, made or paid by (a) Guarantor wholly in the form of its capital stock,
(b) Lessee to Guarantor, or (c) Guarantor on its planned issuance of $25,000,000 in convertible preferred shares; provided that such shares are issued at the market rate for similar such securities, Guarantor may not and may not permit Lessee to enter into or permit to exist any arrangement or agreement (other than this Guaranty or the Credit Agreement) that prohibits it from paying dividends or other distributions to its shareholders.

         h SALE OF ASSETS. Guarantor may not and may not permit Lessee to sell, assign, lease, transfer or otherwise dispose of any of its assets, other than
(a) sales of inventory in the ordinary course of business, (b) the sale, discount or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection, (c) occasional sales, leases or other dispositions of immaterial assets for consideration not less than fair market value, (d) sales, leases or other dispositions of assets that are obsolete or have negligible fair market value, (e) sales of equipment for a fair and adequate consideration (but if replacement equipment is necessary for the proper operation of the business of the seller, the seller must promptly replace the sold equipment), (f) sale and leasebacks of real property which do not in the aggregate exceed forty percent (40%) of the Guarantor's capital expenditures in the applicable fiscal year, (g) sale, lease or other disposition by Lessee of its assets to the Guarantor (subject to the terms of the Lease Documents), or
(h) sales of assets having an aggregate fair market value not exceeding $2,000,000 during any fiscal year of Guarantor and sold for a price which is within a fair market value for such assets, or (i) as disclosed on the attached
Schedule 8.h.

         i MERGERS AND DISSOLUTIONS. Guarantor may not and may not permit Lessee to merge or consolidate with any other Person or liquidate, wind up or dissolve (or suffer any liquidation or dissolution); provided, however, if after giving effect thereto, no Default shall have occurred and be continuing (a) any Person (other than Lessee) may merge into the Guarantor in a transaction in which the Guarantor is the surviving corporation, (b) any Person other than the Guarantor may merge into any Subsidiary of the Guarantor (other than Lessee) in a transaction in which the surviving entity is such Subsidiary and (c) any Subsidiary of the Guarantor (other than Lessee) may liquidate or dissolve so long as the Guarantor determines in good faith that such liquidation or dissolution is in the best interests of the Guarantor.

         j ASSIGNMENT. Guarantor may not and may not permit Lessee to assign or transfer any of its Rights, duties, or obligations under any of the Lease Documents.

         k FISCAL YEAR AND ACCOUNTING METHODS. Guarantor may not and may not permit any Company to change its fiscal year or its method of accounting (other than immaterial changes in methods or as required or permitted by GAAP).

         l NEW BUSINESSES. Guarantor may not and may not permit Lessee to engage in any business except the businesses in which they are presently engaged and any other reasonably related business.

         m GOVERNMENT REGULATIONS. Guarantor may not and may not permit Lessee to conduct its business in a way that it becomes regulated under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended.

         n LEASES; SALE-LEASEBACKS. Except as otherwise provided herein the Guarantor will not, and will not permit Lessee to, enter into any arrangement whereby the Guarantor or Lessee shall sell or transfer property owned by the Guarantor or Lessee and then or thereafter as Lessee rent or lease such property (any such arrangement being herein referred to as a "sale-leaseback") other than
(i) a sale-leaseback solely with the Guarantor or a Wholly-Owned Subsidiary,
(ii) sale-leasebacks of equipment pursuant to an off-balance sheet transaction with Fleet National Bank existing on the date hereof (and extensions and renewals thereof), or (iii) a lease for temporary period, not in excess of three
(3) months, to permit the orderly relocation of operations carried on in or at a facility subsequent to the sale thereof and prior to the surrender of possession thereof, unless (x) such sale-leaseback transaction is completed within one hundred eighty (180) days of the date of acquisition of the property involved, and (y) such sale-leaseback is entered into in compliance with any applicable limitations hereof and (z) at the time of consummation thereof and after giving effect thereto no Default or Potential Default exists.

         o SUBSIDIARIES. Permit any Person other than a Company to acquire, directly or indirectly, beneficially or of record, shares representing more than twenty percent (20%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of any Subsidiary of the Guarantor.

         9 FINANCIAL COVENANTS. So long as any Lease Document is on force and effect, Guarantor covenants and agrees to comply with the following financial covenants as calculated on the last day of each fiscal quarter period and certified by Guarantor in the most recent Compliance Certificate delivered to Lessor from time to time in accordance with the terms of this Guaranty:


===================================================================================================================================

                                            Maximum                       Minimum EBITDAR less
                                     Adjusted Debt/EBITDAR                 CAPEX to Interest                Minimum Tangible
                                                                      Expense plus Rental Payments             Net Worth
===================================================================================================================================
          At 12/31/98            Not greater than 5.30 to 1.0           Not less than .85 to 1.0        $70,000,000 at 12/31/98
-----------------------------------------------------------------------------------------------------------------------------------

   At 3/31/99 thru 06/30/99      Not greater than 5.30 to 1.0           Not less than .85 to 1.0         $70,000,000 at 3/31/99
-----------------------------------------------------------------------------------------------------------------------------------

   At 9/30/99 thru 12/31/99      Not greater than 4.70 to 1.0           Not less than .85 to 1.0         $70,000,000 at 9/30/99
-----------------------------------------------------------------------------------------------------------------------------------

   At 3/31/00 thru 12/31/00      Not greater than 4.25 to 1.0          Not less than 1.30 to 1.0         $80,000,000 at 3/31/00
-----------------------------------------------------------------------------------------------------------------------------------

   At 3/31/01 thru 12/31/01      Not greater than 3.85 to 1.0          Not less than 1.50 to 1.0         $92,600,000 at 3/31/01
-----------------------------------------------------------------------------------------------------------------------------------

   At 3/31/02 and thereafter     Not greater than 3.55 to 1.0          Not less than 1.70 to 1.0        $110,000,000 at 3/31/02
-----------------------------------------------------------------------------------------------------------------------------------

         Notwithstanding the foregoing covenants, upon receipt of the proceeds from the issuance of at least $25,000,000 of equity or equity related securities to the Guarantor, the following covenants shall apply:

==================================================================================================================================

                                           Maximum                    Minimum EBITDAR less
                                    Adjusted Debt/EBITDAR               CAPEX to Interest                 Minimum Tangible
                                                                    Expense plus Rental Payments              Net Worth
==================================================================================================================================

      At 12/31/98                Not greater than 4.60 to 1.0         Not less than 1.00 to 1.0       $95,000,000 at 12/31//98
----------------------------------------------------------------------------------------------------------------------------------

At 3/31/99 thru 06/30/99         Not greater than 4.60  to 1.0        Not less than 1.00 to 1.0       $95,000,000 at 3/31/99
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
At 9/30/99 thru 12/31/99         Not greater than 4.10  to 1.0        Not less than 1.00 to 1.0       $95,000,000 at 9/30/99
----------------------------------------------------------------------------------------------------------------------------------

At 3/31/00 thru 12/31/00         Not greater than  3.70 to 1.0        Not less than 1.40 to 1.0       $105,000,000 at 3/31/00
----------------------------------------------------------------------------------------------------------------------------------

At 3/31/01 thru 12/31/01         Not greater than  3.35 to 1.0        Not less than 1.70 to 1.0       $117,600,000 at 3/31/01
----------------------------------------------------------------------------------------------------------------------------------

At 3/31/02 and thereafter        Not greater than  3.05 to 1.0        Not less than 1.90 to 1.0       $135,000,000 at 3/31/02
----------------------------------------------------------------------------------------------------------------------------------


         10 DEFAULT. The term "DEFAULT" means the occurrence of any one or more of the following events:

         a LEASE DOCUMENTS. The failure of Lessee to pay any part of the Liabilities within five (5) Business Days after it becomes due and payable under the Lease Documents or the occurrence and continuation of a Default under any Lease Document.

         b COVENANTS. The failure of Guarantor (and, if applicable, Lessee) to punctually and properly perform, observe and comply with:

                  i. Any covenant or agreement contained in SECTIONS 8g., 8h., 8i., 8j., OR 8n.;

                  ii. Any covenant or agreement contained in SECTION 7a.(i) AND
         (ii), 7b., 7c., 7g., 8a., 8b., 8f., 8k., 8l., 8m. OR 8o., and failure continues for ten (10) days after the first to occur of (i) Guarantor knows of or (ii) Guarantor receives notice from Lessor of, such failure; or

                  iii. Any other covenant or agreement contained in any Lease Document (other than the covenants to pay the Liabilities and the covenants in CLAUSES (a) AND (b) preceding), and failure continues for thirty (30) days after the first to occur of (i) Guarantor knows of or
         (ii) Guarantor receives notice from Lessor of, such failure.

         c DEBTOR RELIEF. Guarantor or Lessee (a) is not Solvent, (b) fails to pay its Debts generally as they become due, (c) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, or (d) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of Lessor granted in the Lease Documents (unless, if the proceeding is involuntary, the applicable petition is dismissed within sixty
(60) days after its filing).

         d JUDGMENTS AND ATTACHMENTS. Guarantor or Lessee fails, within sixty
(60) days after entry, to pay, bond or otherwise discharge any judgment or order for the payment of money in excess of $1,000,000 (individually or collectively) or any warrant of attachment, sequestration or similar proceeding against any of Guarantor's or Lessee's assets having a value (individually or collectively) of $1,000,000, which is neither (a) stayed on appeal nor (b) diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on its books in accordance with GAAP.

         e GOVERNMENT ACTION. (a) A final non-appealable order is issued by any Tribunal (including, but not limited to, the United States Justice Department) seeking to cause Guarantor or Lessee to divest a significant portion of its assets under any antitrust, restraint of trade, unfair competition, industry regulation or similar Laws, or (b) any Tribunal condemns, seizes or otherwise appropriates, or takes custody or control of all or any substantial portion of the assets of Guarantor or Lessee.

         f MISREPRESENTATION. Any material representation or warranty made by Guarantor or Lessee contained herein or in any Lease Document at any time proves to have been materially incorrect when made.

         g CHANGE OF CONTROL. A Change of Control occurs and the Guarantor's obligations under the Senior Secured Credit Facility dated as of September 15, 1998 among Guarantor as Borrower, the lenders named therein and Chase as Agent for the lenders, shall have been accelerated as a result of such Change of Control.

         h MATERIAL ADVERSE EVENT. A Material Adverse Event occurs.

         i DEFAULT UNDER OTHER AGREEMENTS. (a) Guarantor or Lessee fails to pay when due (after lapse of any applicable grace period) any Debt in excess (individually or collectively) of $1,000,000; (b) any default exists under any agreement to which Guarantor or Lessee is a party, the effect of which is to cause, or to permit any Person (other than a Company) to cause, an amount in excess (individually or collectively) of $1,000,000 to become due and payable by Guarantor or Lessee before its stated maturity; or (c) any Debt in excess (individually or collectively) of $1,000,000 is declared to be due and payable or required to be prepaid by Guarantor or Lessee before its stated maturity.

         j VALIDITY AND ENFORCEABILITY OF LEASE DOCUMENTS. Except in accordance with its terms or as otherwise expressly permitted by this Guaranty, any Lease Document at any time after its execution and delivery ceases to be in full force and effect in any material respect or is declared by a Tribunal to be null and void or its validity or enforceability is contested in writing by Guarantor or Lessee, or Lessee denies in writing that it has any further liability or obligations under any Lease Document.

         k EMPLOYEE BENEFIT PLANS. Any of the following exists with respect to any Employee Plan of any Company: (a) a Reportable Event; (b) disqualification or involuntary termination proceedings; (c) voluntary termination proceedings are initiated while a funding deficiency (as determined under section 412 of the Code) exists; (d) withdrawal liability exists with respect to a Multiemployer Plan; (e) a trustee is appointed by any federal district court or the PBGC to administer an Employee Plan; (f) termination proceedings are initiated by the PBGC; (g) failure by any Company to promptly notify Lessor upon its receipt of notice of any proceeding or other actions that may result in termination of an Employee Plan if the proceeding or termination would constitute a Material Adverse Event.

         11 RIGHTS AND REMEDIES.

                  (a) Upon the occurrence and during the continuance of any Default, the Lessor may without any notice to (except as expressly provided herein or in any Lease Document) or demand upon Guarantor, which are expressly waived by Guarantor (except as to notices expressly provided for herein or in any Lease Document), proceed to protect, exercise and enforce the rights and remedies of the Lessor against Guarantor hereunder or under the Lease Documents and such other rights and remedies as are provided by requirement of Law or equity.

                  (b) The rights provided for in this Guaranty and the Lease Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                  (c) The order and manner in which the Lessor's rights and remedies and during the continuance of a Default are to be exercised shall be determined by the Lessor in its sole discretion, and all payments received by the Lessor shall be applied first to the costs and expenses (including reasonable attorney's fees incurred by the Lessor) of the Lessor, then to the payment of all accrued and unpaid amounts due under any Lease Documents to and including the date of such application. To the extent permitted by applicable law, no application of payments will cure any Default, or prevent acceleration, or continued acceleration, of amounts payable under the Lease Documents, or prevent the exercise, or continued exercise, of rights or remedies of the Lessor hereunder or thereunder or under any requirement of Law or in equity.

         12 PAYMENTS. Each payment by the Guarantor to you under this Guaranty shall be made by transferring the amount thereof in immediately available funds without set-off or counterclaim.

         13 COSTS, EXPENSES AND TAXES. The Guarantor agrees to pay on demand (except to the extent paid by Lessee): (i) all reasonable out-of-pocket costs and expenses of the Lessor in connection with the preparation, execution and delivery of this Guaranty and the Lease Documents and the other documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Lessor with respect thereto and with respect to advising the Lessor as to its rights and responsibilities under this Guaranty and the Lease Documents, and any modification, supplement or waiver of any of the terms of this Guaranty or any Lease Document, (ii) all reasonable costs and expenses of the Lessor hereunder and under the Lease Documents, including reasonable legal fees and expenses, in connection with a default or the enforcement of this Guaranty and the Lease Documents and (iii) reasonable costs and expenses incurred in connection with third party professional services required by the Lessor pursuant to the Lease Documents such as appraisers, environmental consultants, accountants or similar Persons; provided that except during the continuance of any Default hereunder, the Lessor will first obtain the consent of the Guarantor to such expense, which consent shall not be unreasonably withheld. Without prejudice to the survival of any other obligations of the Guarantor hereunder, the obligations of the Guarantor under this Section shall survive the termination of this Guaranty.

         14 SUBROGATION. The Guarantor shall not be subrogated to, in whole or in part, and agrees not to exercise any rights of subrogation, with respect to your rights or those of any subsequent assignee or transferee of any of the Liabilities until all the Liabilities to you and every such subsequent assignee or transferee shall have been paid in full. The provisions of this SECTION 14 shall survive the termination of this Guaranty and any satisfaction and discharge of Lessee by virtue of any payment, court order, or law.

         15 NO WAIVER; REMEDIES. No failure on the part of the Lessor to exercise, and no delay in exercising, any right hereunder or under any Lease Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, or any abandonment or discontinuance of any steps to enforce such right, preclude any other or further exercise thereof or the exercise of any other right. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances. The remedies herein are cumulative and not exclusive of any other remedies provided by law, at equity or in any other agreement.

         16 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and covenants contained herein or made in writing by the Guarantor in connection herewith shall survive the execution and delivery of this Guaranty and the termination of the Lease Documents and will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not.

         17 CONFIDENTIALITY. The Lessor agrees to keep any information delivered or made available by the Guarantor to it which is clearly indicated to be confidential information, confidential from anyone other than Persons employed or retained by the Lessor who are or are expected to become engaged in evaluating, approving, structuring or administering the Lease Documents; provided that nothing herein shall prevent the Lessor from disclosing such information (a) pursuant to subpoena or upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over Lessor, (c) which has been publicly disclosed, (d) to the extent reasonably required in connection with any litigation to which the Lessor, the Guarantor or its respective Affiliates may be a party, (e) to the extent reasonably required in connection with the exercise of any remedy hereunder, (f) to Lessor's legal counsel and independent auditors. The Lessor will promptly notify the Guarantor of any information that it is required or requested to deliver pursuant to clause (b) or (c) of this
SECTION 17 and, if the Guarantor is a party to any such litigation, clause (e) of this SECTION 17.

         18 SEPARABILITY. Should any clause, sentence, paragraph or Section of this Guaranty be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Guaranty, and the parties hereto agree that the part or parts of this Guaranty so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such part or parts had never been included herein.

         19 EXECUTION IN COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         20 INTERPRETATION.

            (a) In this Guaranty, unless a clear contrary intention appears:

                           (i) the singular number includes the plural number and vice versa;

                           (ii) reference to any gender includes each other gender;

                           (iii) the words "herein," "hereof" and
         "hereunder" and other words of similar import refer to this Guaranty as a whole and not to any particular Article, Section or other subdivision;

                           (iv) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Guaranty, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; provided that nothing in this clause is intended to authorize any assignment not otherwise permitted by this Guaranty;

                           (v) except as expressly provided to the
         contrary herein, reference to any agreement, document or instrument (including this Guaranty) means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;

                           (vi) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto;

                           (vii) the word "including" (and with
         correlative meaning "include") means including, without limiting the generality of any description preceding such term;

                           (viii) with respect to the determination of any period of time, except as expressly provided to the contrary, the word "from" means "from and including" and the word "to" means "to but excluding"; and

                           (ix) reference to any law, rule or
         regulation means such as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.

                  (b) The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

                  (c) No provision of this Guaranty shall be interpreted or construed against any Person solely because that Person or its legal representative drafted such provision.

         21 SUBMISSION TO JURISDICTION. The Guarantor, to the extent permitted by applicable law, hereby agrees as follows:

                  (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE DISTRICT COURTS OF NEW YORK, NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 24, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LESSOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION.

                  (b) THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         22 WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         23 PARTIES. This Guaranty shall inure to the benefit of you and your successors, assigns or transferees, and shall be binding upon the Guarantor and its successors and assigns. The Guarantor may not assign any of its duties under this Guaranty without the prior written consent of Lessor. You may assign your rights and benefits under this Guaranty or the Lease Documents to any financial institution providing financing to you in connection with the Lease Documents.

         24 NOTICES. All notices, consents, requests, approvals, demands and other communications provided for herein shall be in writing (including telecopy communications) and mailed, telecopied, sent by overnight courier or delivered:

         (a)      If to the Guarantor:

                  Monro Muffler Brake, Inc.
                  200 Holleder Parkway
                  Rochester, New York 14615
                  Attention:  Catherine D'Amico, Senior Vice President and
                                   Chief Financial Officer
                  telephone:        (716) 647-6400
                  telecopy:         (716) 627-0941


         (b)      If to the Lessor:

                  Brazos Automotive Properties, L.P.
                  2911 Turtle Creek Blvd., Suite 1240
                  Dallas, Texas  75219
                  Attention:        Gregory C. Greene
                  telephone:        (214) 522-7296
                  telecopy:         (214) 520-2009

                  with a copy to

                  Robert R. Veach, Jr.
                  2911 Turtle Creek Blvd., Suite 1240A
                  Dallas, Texas  75219
                  telephone:        (214) 522-7544
                  telecopy:         (214) 520-2009

                  and a copy to

                  Heller Financial, Inc.
                  500 West Monro Street
                  Chicago, Illinois 60661
                  Attention: Michael G. Nawara
                  telephone: (312) 441-6902
                  telecopy: (312) 441-7519

or, in the case of any party hereto, such other address or telecopy number as such party may hereafter specify for such purpose by notice to the other parties given in accordance with the provisions of this SECTION 24.

         Other than the service of process set forth in SECTION 21(A) above, all communications shall be effective three Business Days after the date when mailed by certified mail, return receipt requested postage prepaid to any party at its address specified above, or upon receipt if telecopied to any party to the telecopy number set forth above, or upon receipt if delivered personally to any party at its address specified above.

         25 TERM. This Guaranty is not limited to any particular period of time, but shall continue in full force and effect until all of the Liabilities have been fully and finally paid or have been otherwise discharged by you, and the

Guarantor shall not be released from any obligation or liability hereunder until such full payment or discharge shall have occurred.

         26 GOVERNING LAW. This Guaranty and all other documents executed in connection herewith shall be deemed to be contracts and agreements executed by the Guarantor and Lessor under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of said state and of the United States of America.

         27 INDEMNITY.

                  (a) The Guarantor shall indemnify the Lessor and each Affiliate thereof and their respective directors, officers, employees and agents (each, an "INDEMNIFIED PERSON") from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Lessee of the proceeds of any extension of credit or any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing or any of the Lease Documents, and the Guarantor shall assume the defense thereof, including the employment of counsel at Guarantor's expense; provided that Guarantor shall not have such right, to the extent that such Indemnified Person shall deliver to Guarantor a written notice waiving the benefits of the indemnification of such Indemnified Person provided by this SECTION 27(A) in connection with such claim, action, proceeding or suit. Notwithstanding the foregoing, if independent counsel to such Indemnified Person shall conclude that there may be defenses available to such Indemnified Person which may conflict with those available to Guarantor, Guarantor shall not have the right to assume the defense of any such claim, action, proceeding or suit on behalf of such Indemnified Person if such Indemnified Person chooses to defend such claim, action, proceeding or suit (with counsel reasonably acceptable to Guarantor), and all reasonable costs, expenses and attorneys' fees incurred by the Indemnified Person in defending such claim, action, proceeding or suit shall be borne by Guarantor; provided however, if there is more than one (1) Indemnified Person having a right to defend such claim, action, proceeding or suit as aforesaid, the obligation of Guarantor to pay the fees and expenses of such Indemnified Person shall be limited to one (1) firm of attorneys. Any Indemnified Person shall also have the right to employ separate counsel and to participate in its defense, but the fees and expenses of such counsel shall be borne by such Indemnified Person. Any decision by an Indemnified Person to employ its own counsel selected by Guarantor shall in no way affect any rights of such Indemnified Person otherwise arising under this SECTION 27(A). In addition, Guarantor will not be liable for any settlement of any claim, action, proceeding or suit unless Guarantor has consented thereto in writing. The foregoing indemnity and agreement to hold harmless shall not in any event apply to any losses, liabilities, claims, damages or expenses incurred by reason of (i) gross negligence or willful misconduct of the Person to be indemnified or (ii) any Material default by Lessor that is not cured within any applicable cure period, if any, under any of the Lease Documents.

                  (b WITHOUT LIMITING ANY PROVISION OF THIS GUARANTY, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED HEREUNDER OR THEREUNDER SHALL BE INDEMNIFIED AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS OR DAMAGES: (i) ARISING OUT OF OR RESULTING FROM THE ORDINARY SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON OR (ii) IMPOSED UPON SAID PARTY UNDER ANY THEORY OR STRICT LIABILITY. Without prejudice to the survival of any other obligations of the Guarantor hereunder and under the Lease Documents, the obligations of the Guarantor under this Section shall survive the termination of this Guaranty and the Lease Documents and the payment of the Liabilities.

         28. NEW GUARANTY.

                  (a In the event that (i) any Lease Document is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Lessee or (ii) any Lease Document is terminated as a result of any bankruptcy or insolvency proceeding involving the Lessee and, if within sixty
(60) days after such rejection or termination, the Lessor or its designee shall so request and shall certify in writing to the Lessee that it intends to perform the obligations of the Lessor as and to the extent required under such Lease Document, the Guarantor will, unless prohibited by bankruptcy or other applicable law, execute and deliver to the Lessor or such designee, concurrently with the delivery by Lessor or such designee of a new Lease Document that contains the same conditions, agreements, terms, provisions and limitations as such original Lease Document, a new Guaranty that shall contain the same conditions, agreements, terms, provisions and limitations as such original Guaranty (except for any requirements which have been fulfilled by the Lessee and the Guarantor prior to such rejection or termination). References in this Guaranty to such "LEASE DOCUMENT" shall be deemed also to refer to such new Lease Document.

                  (b In the event that upon written request by the Lessor to the Lessee given on or after any foreclosure, trustee sale or conveyance in lieu thereof of a Property (as defined in the Lease Documents), the owner of the Property, as landlord, and the Lessee, as tenant, execute a lease of the Property containing all of the same terms, provisions, options and conditions as are contained in the Lease Documents, which lease shall be for the unexpired portion of the term of the Lease Documents, as to such Property, then upon written request by Lessor to Guarantor relating to the execution by Lessee of a new Ground Lease or Facilities Lease (as those terms are defined in the Lease Documents), the Guarantor hereby agrees to execute a new Guaranty that shall contain the same conditions, agreements, terms, provisions and limitations as this Guaranty (except for any requirements which have been fulfilled by the Lessee and the Guarantor prior to such rejection or termination) in form and substance substantially equivalent to this Guaranty which shall relate to such new lease.

         29. CERTAIN AMENDMENTS TO THIS GUARANTY.

                  (a If at any time on or after the date hereof, (i) Guarantor (either acting alone or together with any one or more Subsidiaries or affiliates) enters into any loan or other credit agreement in replacement of or substitution for the Credit Agreement (a "REPLACEMENT CREDIT AGREEMENT") and
(ii) Chase (A) is, or at any time, becomes, a party to such Replacement Credit Agreement or (B) has, or at any time acquires, a participation in any of the facilities governed thereby, then, upon written notice by Guarantor to Lessor, Lessor agrees to enter into an amendment or an amendment and restatement of this Guaranty so that, to the extent elected by Guarantor and Lessee, the provisions hereof will be the same (to the extent permitted by accounting rules for operating leases) as the provisions applicable to Guarantor and set forth in the Replacement Credit Agreement or any guarantee agreement executed by Guarantor pursuant thereto, such amendment or amendment and restatement of this Guaranty to be effective on the earlier to occur of (x) the effective date of the Replacement Credit Agreement (without regard to when such amendment or amendment or restatement is actually executed), and (y) the acquisition of a participation in such Replacement Credit Agreement by Chase, and Lessor hereby agrees to cooperate fully with Guarantor in the preparation and execution of the appropriate amendment or amendment and restatement, as the case may be, and all other appropriate documentation, as Guarantor may request and at Guarantor's expense to effect the foregoing; and

                  (b if at any time on or after the date hereof, (i) any waiver of any provision under the Credit Agreement or any Replacement Credit Agreement, which provision or the substantial equivalent thereof (the "CORRESPONDING PROVISION") is also included in this Guaranty, is granted, and (ii) at such time or at any time thereafter, Chase (A) is or becomes a party to the Credit Agreement or any Replacement Credit Facility, or (B) has or acquires a participation in any of the facilities governed by the Credit Agreement or any Replacement Credit Agreement, as the case may be, then such Corresponding Provision, ipso facto upon the granting of the waiver referred to in the immediately foregoing CLAUSE (I) and without the necessity of any further action of any kind by Guarantor or any other Person, shall be deemed, for all purposes, to have been immediately thereupon waived by Lessor.

                                   Sincerely yours,

                                   MONRO MUFFLER BRAKE, INC.,
                                   a New York corporation

                                   By: /s/ Catherine D'Amico
                                           -----------------------------------------------------
                                           Catherine D'Amico, Senior Vice President
                                           and Chief Financial Officer



         ACCEPTED AND AGREED as of the date first above written:

                                   BRAZOS AUTOMOTIVE PROPERTIES, L.P.,
                                   a Delaware limited partnership

                                   By:      BRAZOS AUTOMOTIVE PROPERTIES MANAGEMENT,
                                            INC., a Delaware corporation, its General Partner



                                            By:  /s/ Daniel D. Boeckman
                                                 ------------------------------------------------
                                                     Daniel D. Boeckman, Executive Vice President

                              EXHIBIT A TO GUARANTY


                         FORM OF COMPLIANCE CERTIFICATE



                   Financial Statement Date: ____________, __


To:      Brazos Automotive Properties, L.P. and
         The Chase Manhattan Bank, as Agent

Ladies and Gentlemen:

         Reference is made to that certain Guaranty dated as of September *, 1998 (as amended or restated from time to time, with terms herein as therein defined, the "GUARANTY") by Monro Muffler Brake, Inc., a New York corporation (the "GUARANTOR") in favor of Brazos Automotive Properties, L.P., a Delaware limited partnership (the "LESSOR").

         The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the __________________________ of Guarantor, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lessor and Agent on behalf of Lessor, and that:

         The financial covenant analysis and information set forth on SCHEDULE 1 attached hereto are true and accurate on and as of the date of this Certificate.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of_______________, ____.


                                           MONRO MUFFLER BRAKE, INC.,
                                           a New York corporation



                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                     ANNEX I

                    FINANCIAL COVENANTS CALCULATION WORKSHEET

Date: _______________, __
                                                    For the Fiscal Quarter/Year
                                                           ended ___________, __



                                   SCHEDULE 1
                          to the Compliance Certificate
                                  ($ in 000's)

            (all calculations are for Guarantor and its Subsidiaries
                            on a consolidated basis)

                                  SCHEDULE 6(a)

                   JURISDICTIONS OF INCORPORATION AND BUSINESS
                   -------------------------------------------


                                    INCORPORATED
COMPANY                             OR ORGANIZED IN:          DOES BUSINESS IN:
-------                             ----------------          -----------------


Monro Muffler Brake, Inc.           NY                        CT
                                                              DE
                                                              District of Columbia*
                                                              IN
                                                              MA
                                                              MD
                                                              MI
                                                              NH
                                                              NJ
                                                              NY** ***
                                                              NC
                                                              OH
                                                              PA
                                                              RI
                                                              SC
                                                              VA
                                                              VT
                                                              WV

Monro Service Corporation           DE                        NY** ***

Speedy Holding Corp.                DE                        NY** ***

Monro Leasing, LLC                  DE                        NY** ***



----------------------------

*        The Company is qualified to do business in the District of Columbia but does not presently conduct business in that jurisdiction. The Company may choose to withdraw its qualification in that jurisdiction at a future date.

**       Indicates state in which principal place of business is located.

***      Indicates state in which chief executive office is located.

****     Speedy Holding Corp. will be merged into the Guarantor on or prior to the Closing
         Date.

                                  SCHEDULE 6(b)

                               CORPORATE STRUCTURE
                               -------------------


PARENT                                     SUBSIDIARY                       % OWNERSHIP
------------------------------------------------------------------------------------------


Monro Muffler Brake, Inc.          Monro Service Corporation                100%

                                   Monro Leasing, LLC                       100%

                                  SCHEDULE 6(f)

                                   LITIGATION
                                   ----------


                                     [NONE]

                                  SCHEDULE 6(h)

                              ENVIRONMENTAL MATTERS




                                     [NONE]

                                  SCHEDULE 6(j)

                                 PERMITTED LIENS
                                 ---------------

1.       Liens now or hereafter securing the Obligation.

2. Any Lien securing Debt permitted in ITEMS 3 OR 5 of SCHEDULE 6(n) incurred for the purchase or capital lease of one or more fixed or capital assets if such Lien encumbers only the assets so purchased or leased.

3. Pledges or deposits made to secure payment of workers' compensation, unemployment insurance, or other forms of governmental insurance or benefits or to participate in any fund in connection with workers' compensation, unemployment insurance, pensions, or other social security programs.

4. Good-faith pledges or deposits made to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds in the ordinary course of business.

5. The following, if (a) no amounts are due and payable and no Lien has been filed (or agreed to), (b) (i) the validity or amount secured thereby is being contested in good faith by lawful proceedings diligently conducted, (ii) reserve or other provision required by GAAP has been made, and (iii) levy and execution thereon have been (and continue to be) stayed or payment thereof is covered in full (subject to the customary deductible) by insurance, or (c) with respect to CLAUSES a., b. AND c. below, such Liens secure amounts which, in the aggregate, do not exceed $1,000,000 at any time, and neither the value nor use of the property in the Company's business in question are materially affected:

         a.       Liens for Taxes;
         b. Liens upon property, including any attachment of property or other legal process prior to adjudication of a dispute on the merits; and
         c. Liens imposed by operation of law (including, without limitation, Liens of mechanics, materialmen, warehousemen, carriers and landlords and similar Liens).

6.       Any interest or title of a lessor in assets being leased to a Company.

7. Liens arising from UCC-1 financing statements in respect of leases permitted under this Agreement.

8. Easements, zoning restrictions and rights-of-way on real property that do not secure any obligations for borrowed money.

9.       The Financing Statements listed on attached EXHIBIT A.

10. Liens in favor of Brazos Automotive Properties, L.P. ("Lessor") securing obligations under the Guaranty dated as of September 15, 1998 of Borrower in favor of Lessor.

                                    EXHIBIT A
                                    ---------

                            MONRO MUFFLER BRAKE, INC.

                                   UCC FILINGS


------------------------------------------------------------------------------------------------------
    STATE              FILING DATE            FILE NUMBER                    SECURED PARTY
------------------------------------------------------------------------------------------------------
New York                 10/6/93                 211239             Central Trust Company
------------------------------------------------------------------------------------------------------

New York                 1/29/93                 020976             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 3/30/93                 066592             Chase Equipment Leasing, Inc.
------------------------------------------------------------------------------------------------------

New York                 4/8/93                  075797             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/9/93                  076671             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/13/93                 079233             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/12/94                 070847             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 10/2/95                 198583             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

Rhode Island             8/17/98                 177075             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

Rhode Island             8/17/98                 177080             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

Rhode Island             8/28/98                 186037             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

Rhode Island             8/28/98                 186043             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

New York                 1/3/84                   1559              Central Trust Company
------------------------------------------------------------------------------------------------------

New York                 1/29/93                 020976             The Chase Manhattan
------------------------------------------------------------------------------------------------------

New York                 3/30/93                 066592             Chase Equipment Leasing Inc.
------------------------------------------------------------------------------------------------------

New York                 4/8/93                  075797             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/9/93                  076671             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/13/93                 079233             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/12/94                 070847             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 10/2/95                 198583             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

Rhode Island             8/17/98                 177075             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

Rhode Island             8/17/98                 177080             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

Rhode Island             8/28/98                 186037             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Rhode Island             8/28/98                 186043             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

New York                10/14/87                15670762            Chase Lincoln First Bank
------------------------------------------------------------------------------------------------------

New York                10/14/87                 1567066            Chase Lincoln First Bank
------------------------------------------------------------------------------------------------------

New York                10/14/87                 1567066            Chase Lincoln First Bank
------------------------------------------------------------------------------------------------------

New York                 8/31/92                21150244            Chase Lincoln First Bank
------------------------------------------------------------------------------------------------------

New York                 3/24/93                21771365            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 3/24/93                21771369            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 3/24/93                21771373            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                10/23/95                24790120            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 3/24/93                 1002886            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/12/94                 1053129            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 10/2/95                 1648425            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                10/10/95                 1653901            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                10/23/95                 1653394            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                10/23/95                 1653399            The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 1/29/93                 139360             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

New York                 4/14/93                 139360             The Chase Manhattan Bank
------------------------------------------------------------------------------------------------------

Rhode Island             8/21/98                 518658             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

Rhode Island             8/21/98                 518659             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

Rhode Island             8/21/98                 518660             Fleet Capital Corporation
------------------------------------------------------------------------------------------------------

                                  SCHEDULE 6(l)

                          TRANSACTIONS WITH AFFILIATES
                          ----------------------------


Certain (a) principal shareholders/directors of the Guarantor, (b) partnerships in which such persons have interests or (c) trusts of which members of their facilities are beneficiaries are lessors of certain facilities to the Guarantor. Payments under such operating and capital leases amounted to $1,786,000, $1,828,000 and $1,688,000 for the years ended March 31, 1998, 1997 and 1996, respectively. Amounts payable under these lease agreements totaled $82,000 and $88,000, respectively, at March 31, 1998 and 1997.

No related party leases, other than renewals or modifications of leases on existing stores, have been entered into since May 1989 and no new leases are contemplated.

In June 1991, the Guarantor entered into a management agreement effective July 1, 1991, with Peter J. Solomon Company Limited ("PJSC") pursuant to which PJSC provides to the Guarantor strategic and financial advice relating to financing, capital structure, mergers and acquisitions and offensive/defensive positioning for a fee of $160,000 per year (plus reimbursement of out-of-pocket expenses). Pursuant to such agreement, the Guarantor has agreed to indemnify PJSC against certain liabilities. In addition, PJSC, from time to time, provides additional investment banking services to the Guarantor for customary fees. The firm is providing financial advisory services to the Guarantor in connection with the acquisition of and financing for the Speedy Stores. Peter J. Solomon, Chairman of the Board and principal shareholder of the Guarantor, is Chairman of PJSC.

                                  SCHEDULE 6(n)

                                 PERMITTED DEBT
                                 --------------

30.      The Obligation under the Chase Credit Agreement.

31. Debt arising from endorsing negotiable instruments for collection in the ordinary course of business.

32.      Capital Leases.

33.      Current liabilities incurred in the ordinary course of business.

34.      Purchase money Debt limited to fixed or capital assets.

35. Trade payables that are for goods furnished or services rendered in the ordinary course of business and that are payable in accordance with customary trade terms.

36. Debt of the Guarantor issued after the Closing Date and made subordinate to the Obligation in terms reasonably satisfactory to the Agent; provided however, that at the time of and after giving effect to the issuance thereof, no Default or Potential Default shall have occurred and be continuing and the proceeds will be applied to the Facilities to the extent required under SECTION 3.2.

37.      Debt listed below:

-------------------------------------------------------------------------------------------------------

                                   AMOUNT                  INTEREST
                                    Q/3                        %                     MATURITY
-------------------------------------------------------------------------------------------------------
CHASE MTG-STORE 120                        154,282        LIBOR+100BP                 Sep-98
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 124                        154,733        LIBOR+100BP                 Sep-98
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 126                        160,125        LIBOR+100BP                 Sep-98
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 137                        229,547        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 140                        200,380        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 143                        273,797        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 146                        246,116        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 160                        531,563        LIBOR+100BP                 Apr-01
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 162                        278,593        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 164                        287,969        LIBOR+100BP                 Feb-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 168                        237,890        LIBOR+100BP                 Feb-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 168                        240,906        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 172                        243,375        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

                                   AMOUNT                  INTEREST
                                    Q/3                        %                     MATURITY
-------------------------------------------------------------------------------------------------------
CHASE MTG-STORE 177                        234,140        LIBOR+100BP                 Feb-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 179                        251,582        LIBOR+100BP                 Feb-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 183                        339,809        LIBOR+100BP                 Apr-01
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 184                        314,453        LIBOR+100BP                 Feb-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 185                        318,047        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 186                        221,250        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 190                        253,969        LIBOR+100BP                 Apr-01
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 191                        198,125        LIBOR+100BP                 Apr-00
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 192                        285,313        LIBOR+100BP                 Apr-01
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 193                        313,031        LIBOR+100BP                 Apr-01
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 205                        310,500        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 207                        352,547        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 210                        323,438        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 212                        371,053        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 216                        316,080        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 226                        404,297        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 229                        388,125        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 230                        462,808        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

CHASE MTG-STORE 236                        323,438        LIBOR+100BP                 Sep-02
-------------------------------------------------------------------------------------------------------

TERM NOTE R MORTLAND                       138,107             0                      Mar-08
-------------------------------------------------------------------------------------------------------

D'ANDREA TIRE                              228,376        8.00 FIXED                  Feb-03
-------------------------------------------------------------------------------------------------------

MASS MUTUAL                              1,833,334        10.55 FIXED                 Apr-99
-------------------------------------------------------------------------------------------------------

CITY OF ROCHESTER                          660,000             0                      Oct-14
-------------------------------------------------------------------------------------------------------

CHASE MTG HQ                             2,557,312        LIBOR+100BP                 Sep-05
-------------------------------------------------------------------------------------------------------

CHASE TERM LOAN-HQ                         486,281        LIBOR+100BP                 Sep-03
-------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8(h)

                       EXISTING SALE\LEASEBACK PROPERTIES
                       ----------------------------------


Shop                 Address                              City                       County               State     Zip
----                 -------                              ----                       ------               -----     ---


173                  2196 W. Union Blvd.                  Bethlehem                  Northhampton         PA        18018
208                  3702 Franklin Road SW                South Roanoke              Botetourt            VA        24014
214                  2055 Queen Street                    York                       York                 PA        17403
238                  1014 Coshocton Avenue                Mount Vernon               Knox                 OH        43050
244                  5200 Library Road (Route 88)         Bethel Park                Allegheny            PA        15102
249                  190 Milan Avenue                     Norwalk                    Hurron               OH        44857
259                  3010 Easton Avenue                   Bethlehem                  Northhampton         PA        18017
108                  4248 Sunset Blvd.                    Steubenville               Jefferson            OH        43052
278                  3411 Milan Road                      Sandusky                   Erie                 OH        44870
283                  5021 Scatterfield Road               Anderson                   Madison              IN        46013
107                  512 Columbia Turnpike                East Greenbush             Rensselaer           NY        12144
109                  174 Market Street                    Potsdam                    St. Lawrence         NY        13676
112                  923 7th Avenue/corner 10th St.       Beaver Falls               Beaver               PA        15010
113                  16032 State Route 170                E. Liverpool               Columbiana           OH        43920
114                  730 Canton Street                    Ogdensburg                 St. Lawrence         NY        12901
116                  37 Smithfield Blvd.                  Plattsburgh                Clinton              NY        12901
117                  9435 Lincoln Highway, Route 30       Irwin                      Westmoreland         PA        15642